Execution Version

AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this “Amendment”), dated as of December 30, 2011, is made by and among ENER1, INC., a Florida corporation (“Borrower”), Bzinfin S.A. (“Bzinfin”), Liberty Harbor Special Investments, LLC (“LHSI”) and Goldman Sachs Palmetto State Credit Fund, L.P. (“GSPSCF”), together with LHSI and Bzinfin, each a “Lender” and collectively, the “Lenders”), and Bzinfin, as agent (“Agent”) for the Lenders.

RECITALS

WHEREAS, the parties have entered into that certain Loan Agreement, dated as of November 16, 2011, as amended by that certain letter amendment, dated as of December 23, 2011 (as may be further amended and as in effect from time to time, the “Loan Agreement”; all capitalized terms used but not specifically defined herein, shall have the respective meanings provided for such terms in the Loan Agreement); and

WHEREAS, the Borrower has requested that the Lenders extend to Borrower certain additional financing in the principal amount of $2,000,000 (as further defined in this Amendment, the “Additional Loan”), and Bzinfin, S.A. has agreed to provide the Additional Loan to the Borrower; and

WHEREAS, in order accommodate the making of the Additional Loan, the parties desire to amend certain terms and conditions of the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments.  As of the effective date of this Amendment, the Loan Agreement is hereby amended as follows:

(A)          Section 2.1 of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“2.1        The Loan; the Notes

Subject to the terms and conditions set forth in this Agreement, (a) Lenders severally agree to make a term loan to the Borrower on the Closing Date in an original principal amount equal to $4,500,000 (the “Initial Loan”), and (b) Bzinfin, in its capacity as a Lender, agrees to make a term loan on the Amendment Effective Date in an original principal amount equal to $2,000,000 (the “Additional Loan”, and together with the Initial Loan, collectively, the “Loan”).  Each Lender’s obligation to fund the Loan shall be limited to such Lender’s Commitment Percentage, and no Lender shall have any obligation to fund any portion of the Loan required to be funded by any other Lender, but not so funded.  Borrower shall not have any right to borrow any portion of the Initial Loan not borrowed on the Closing Date or the Additional Loan not borrowed on Amendment Effective Date, as applicable, or to reborrow any portion of the Initial Loan or Additional Loan which is repaid or prepaid from time to time.  If requested by a Lender, its portion of the Initial Loan and/or Additional Loan shall be evidenced by a promissory note substantially in the form of Exhibit B to the Agreement or Exhibit A to the Amendment, as applicable (each, a “Note” and collectively, the “Notes”), issued by the Borrower to the order of such Lender in the amount of such Lender’s Commitment.  Borrower has requested and Bzinfin agrees to disburse the Additional Loan in immediately available funds to the account set forth on Exhibit B to the Amendment.”

(B)           Section 2.5 of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“2.5        Use of Proceeds

Borrower shall use the proceeds of (a) the Loan made on the Closing Date for general working capital and operational expenses of the Borrower and its Subsidiaries, including the disbursement of the Intercompany Loan, in accordance with and as specified in the Budget (subject to the Permitted Variance), and (b) the Additional Loan made on the Amendment Effective Date for funding Borrower’s capital contribution required pursuant to that certain Sino-Foreign Joint Venture Contract, dated as of January, 2011, by and between the Borrower and Wanxiang EV Co., Ltd. Investment Corporation, pursuant to which the parties have formed Zhejiang Wanxiang Ener1 Power Systems Co., Ltd., a Sino-foreign equity joint venture existing as a limited liability company under the laws of the People's Republic of China.”

(C)           Exhibit A of the Loan Agreement is hereby amended by adding the following defined terms, each such term to be inserted in its proper alphabetical order:

“Amendment” shall mean the Amendment No. 2 to Loan Agreement dated as of December 30, 2011, by and between Borrower, the Lenders and Agent.”

“Amendment Effective Date” shall mean December 30, 2011.”

(D)           Exhibit A of the Loan Agreement is hereby further amended by deleting the following definition in its entirety and replacing such definition with the following:

“Commitment Percentage” shall mean, as to any Lender, (i) on the Closing Date and on the Amendment Effective Date, respectively, the percentage set forth opposite such Lender’s name on Schedule 2.1 attached to the Amendment and (ii) on any date following the Amendment Effective Date, the percentage equal to the principal amount of the Loan held by such Lender on such date divided by the aggregate principal amount of the Loan on such date.”

(E)           Schedule 2.1 to the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule 2.1 attached to the Amendment.

2.             Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Agent shall have received this Amendment properly executed by the Borrower, Guarantors and the Lenders;

(b)           Agent shall have received the Amended and Restated Note made by Borrower in favor of Bzinfin, dated as of the date hereof, properly executed by the Borrower, in form and substance acceptable to the Agent and the Lenders; and

(c)           After giving effect to this Amendment all representations and warranties of Borrower set forth herein shall be true and correct in all material respects.

3.           Representations, Warranties.  Borrower represents that, after giving effect to this Amendment:

(a)           No consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment which has not been obtained and which remains in full force and effect; and

(b)           As of the date hereof, (i) each of the representations and warranties of the Borrower set forth in the Loan Agreement and the other Loan Documents is true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete in all material respects as to such earlier date; and (ii) no Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default under any of the Loan Documents, has occurred or is continuing.

4.           Confirmation of Security Interests.  Borrower and each Guarantor hereby confirms the security interests and liens granted by Borrower and Guarantors to Agent, for the benefit of Lenders, in and to the Collateral in accordance with the Loan Documents as security for the Obligations.  Borrower, Guarantors, Agent and Lenders each acknowledge and agree that the Additional Loan and all obligations of the Borrower relative thereto constitute “Obligations” under the Loan Agreement and the other Loan Documents which are secured by all of the Collateral, in the manner and to the extent provided in the Loan Documents.

5.           Payment of Fee and Expenses.  Immediately upon execution of this Amendment, Borrower agree to pay any and all fees and expenses, including reasonable counsel fees and disbursements, incurred by Agent and the Lenders in connection with the preparation and execution of this Amendment and all documents, instruments and agreements contemplated hereby.

6.           No Other Modifications, Conflicts with Loan Documents, etc.  This Amendment is intended to supplement and modify the Loan Agreement and the rights and obligations of the parties under the Loan Agreement shall not in any way be vacated, modified or terminated except as herein provided.  All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrower to Lenders are incorporated herein by reference.  If there is a conflict between any of the provisions of the Loan Agreement and the provisions of this Amendment, then the provisions of this Amendment shall govern.

7.           Governing Law.  This Amendment shall be governed and construed in accordance with the internal laws of the State of New York without giving effect to its conflict of law provisions.

8.           Full Force and Effect.  Except as expressly amended hereby, all terms and conditions of the Loan Agreement, and any and all exhibits annexed thereto and all other writings submitted by the Borrower to Agent pursuant thereto, shall remain unchanged and in full force and effect.

9.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same document.  Delivery of an executed counterpart of a signature page of this document by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this document.

[Signatures appear on the following page]

IN WITNESS WHEREOF, each of the parties has executed this Amendment to Loan Agreement as of the date first written above.

BORROWER:	ENER1, INC.

	By:	/s/ Nicholas Brunero
		Name:	Nicholas Brunero
		Title:	President

[Signature Page to Amendment]

AGENT:	BZINFIN S.A.

	By:	/s/ Patrick T. Bittel
		Name:	Patrick T. Bittel
		Title:	Attorney In Fact

LENDERS:	BZINFIN S.A.

	By:	/s/ Patrick T. Bittel
		Name:	Patrick T. Bittel
		Title:	Attorney In Fact

[Signature Page to Amendment]

LENDERS:	LIBERTY HARBOR SPECIAL INVESTMENTS, LLC

By: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

	By:	/s/ Brendan McGovern
		Name:	Brendan McGovern
		Title:	Managing Director

GOLDMAN SACHS PALMETTO STATE CREDIT FUND, L.P.

By: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

		By:	/s/ Brendan McGovern
			Name:	Brendan McGovern
			Title:	Managing Director

[Signature Page to Amendment]

Acknowledged and Agreed:

GUARANTORS:

ENERDEL, INC.

By:	/s/ Nicholas Brunero
	Name:	Nicholas Brunero
	Title:	General Counsel

ENERFUEL, INC.

By:	/s/ Nicholas Brunero
	Name:	Nicholas Brunero
	Title:	General Counsel

NANOENER, INC.

By:	/s/ Nicholas Brunero
	Name:	Nicholas Brunero
	Title:	General Counsel

[Signature Page to Amendment]

Exhibit A

Form of Amended and Restated Note

$4,250,000.00	December 30, 2011

FOR VALUE RECEIVED, ENER1, INC., a Florida corporation (“Borrower”), hereby promises to pay to the order of BZINFIN, S.A. (“Lender”), on the Repayment Date (as defined in the Loan Agreement referred to below), in lawful money of the United States of America and in immediately available funds, the principal sum of Four Million Two Hundred Twenty-Five Thousand Dollars ($4,250,000.00), together with unpaid interest on the unpaid principal balance of this Note, payable at the same rate provided for and applicable to the “Loan” as defined in that certain Loan Agreement, dated as of November 16, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among ENER1, INC., a Florida corporation (“Borrower”), Bzinfin S.A. (“Bzinfin”), Liberty Harbor Special Investments, LLC (“LHSI”) and Goldman Sachs Palmetto State Credit Fund, L.P. (“GSPSCF”, together with LHSA and Bzinfin, each a “Lender” and collectively, the “Lenders”), and Bzinfin, as agent (“Agent”) for the Lenders.

The holder of this Note is authorized to record in its books and records, the date and principal amount of the loan evidenced hereby, the date and amount of each payment or prepayment of principal thereof and the interest rate with respect thereto.  Such recordation shall constitute prima facie evidence of the accuracy of the information endorsed, provided that the failure of Lender to make such recordation shall not affect the obligations of Borrower hereunder.

This note is one of the Notes referred to in the Loan Agreement and is entitled to the benefits thereof.  This Note is secured by the collateral described in the Security Documents referred to in the Loan Agreement.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds to Lender, by wire transfer in immediately available funds to such account as may be indicated in writing by Lender to Borrower or at such other place as shall be designated in writing to Borrower for such purpose.

Upon the occurrence and during the continuance of an Event of Default under and as defined in the Loan Agreement, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner provided in the Loan Agreement.

No reference herein to the Loan Agreement and no provision of this Note or any other agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective time, and in the currency herein prescribed, without any deduction for set-off, recoupment or counterclaim of any kind.

Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys’ fees incurred in the collection and enforcement of this Note.  Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

This Note is an amendment and restatement of, but not issued in satisfaction of, that certain Note dated November 16, 2011, made by Borrower to the order of the Lender in the principal sum of $2,250,000 (the “Original Note”).  This Note is delivered in substitution of the Original Note, and upon proper execution and delivery hereof, the Original Note shall be deemed null and void.

THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

ENER1, INC.

By:
Name:
Title:

EXHIBIT B

Account

Wire Instructions

Institution:	The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

Account Name:	Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP
Clients Fund Account

Account Number:	4250427

Swift Number:	CNORUS44

ABA Routing Number:	071000152

For Credit To:	Barack Ferrazzano Kirschbaum & Nagelberg LLP
Clients Fund Account

Escrow Agent Contact:	Roberta Salas— (312) 984-3112
roberta.salas@bfkpn.com

Schedule 2.1

Commitments on the Closing Date

Lender	Commitment	Commitment Percentage
Bzinfin	$2,250,000.00	50%
LHSI	$1,968,750.00	43.75%
GSPSCF	$281,250.00	6.25%
	$4,500,000.00	100%

Commitments on the Amendment Effective Date

Lender	Commitment	Commitment Percentage
Bzinfin	$4,250,000.00	65.38%
LHSI	$1,968,750.00	30.29%
GSPSCF	$281,250.00	4.33%
	$6,500,000.00	100%